Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Oct. 31, 2024	Oct. 31, 2023
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 211	$ 115
Bifurcated embedded derivative liabilities	186	111
Other liabilities designated at FVTPL	$ 19	$ 14